EXHIBIT 10.4

FINANCIAL ADVISORY AGREEMENT

THIS AGREEMENT dated as of January 4, 2005 is by and between Shelron Group, Inc., a Delaware corporation (the "Company"),with offices at 29 Broadway, New York, New York 10006 (the "Company"), and Mr. Joseph Corso, a resident of the State of New York (the "Consultant"), with an address at 15 Ottavio Promenade, Staten Island, NY 10307.

WITNESSETH:

WHEREAS, the Company desires to retain the Consultant and the Consultant desires to be retained by the Company, all pursuant to the terms and conditions hereinafter set forth

NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the parties hereby agree as follows:

1) SERVICES

During the term of this Agreement, the Consultant shall provide the Company with general financial consulting services, including, assistance with capital raising activities, and identification of possible merger and acquisition candidates. The Consultant shall devote such business time and attention to matters on which the Company shall request its services, subject to the direction of the Chief Executive Officer of the Company.

2) FEES AND REGISTRATION RIGHTS

i) Consultant Fee. In consideration of the Consultant's performance of the Consulting Services, the Company shall pay the Consultant a one-time consulting fee of 4,000,000 shares (the "Shares") of common stock, par value $0.001 per share (the "Common Stock") of the Company, issuable upon execution of this Agreement.

Delivery of Shares.

The Shares shall be issued in the name of the Subscriber and held in escrow by Loeb & Loeb LLP, the Company's legal counsel, until such time as the Company delivers notice to Loeb & Loeb LLP that it has received the Purchase Price from the Subscription Agreement in the Company's bank account and that Loeb & Loeb LLP is instructed to release the Shares to the Subscriber. Upon receipt of such notification, Loeb & Loeb LLP shall release the Shares from escrow and deliver such shares to Subscriber within three (3) business days of receipt of the Company's notification.

ii)

iii) Restricted Shares. The Consultant understands that the Shares are restricted securities, the sale or transfer of which is governed by Rule 144 (the "Rule") promulgated under the Securities Act, which requires, among other conditions, a one-year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration

requirements under the Securities Act. The Consultant agrees that he will not sell or otherwise transfer the Shares, unless the Shares are registered under the Securities Act or unless an exemption from such registration is available.

The Consultant consents to the placement of the following legend on an certificate or other document evidencing the Shares:

> THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

iv) Registration Rights

(a) The Company has agreed to register the Shares on a Registration Statement under the Securities Act of 1933, as amended, covering the resale of the Shares for an offering to be made on a continuous basis pursuant to Rule 415, on or prior to the 90th day after the date hereof (the "Filing Date"). The Registration Statement required hereunder shall be on Form SB-2. Subject to the terms of this Agreement, the Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event not later than 180 days after the date hereof (the "Effective Date"), and shall use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the date when all the securities covered by the Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) or pursuant to Rule 144 without any limitation on the volume of securities sold as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holders (the "Effectiveness Period")

v) Registration Expenses. With respect to the registration of the Shares, all fees, costs and expenses of and incidental to such registration, inclusion and public offering in connection therewith shall be borne by the Company. These include all registration, filing, and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified. The Consultant shall bear all broker commissions and transfer taxes and the cost of

fees and disbursements of the Consultant's counsel and accountants as well as any other expenses incurred by the Consultant not expressly included above.

3) Indemnity

i) The Company will indemnify and hold harmless the Consultant of the Shares which are included in the Registration Statement pursuant to the provisions of Section 3 hereof, and any underwriter (as defined in the Securities Act) for the Consultant, if any, and each person, if any, who controls such underwriter within the meaning of the Securities Act, from and against, and will reimburse the Consultant and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which the Consultant or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or

or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expenses arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or on behalf of the Consultant, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

ii) The Consultant will indemnify and hold harmless the Company, its directors and officers, any controlling person and any underwriter from and against, and will reimburse the Company, its directors and officers, any controlling person and any underwriter with respect to, any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by or on behalf of the Consultant specifically for use in the preparation thereof.

iii) Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (i) or (ii) of this Section 4of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph (i) or (ii), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise under this Section except to the extent

the defense of the claim is prejudiced. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, provided, however, if counsel for the indemnifying party concludes that a single counsel cannot under applicable legal and ethical considerations, represent both the indemnifying party and the indemnified party, the indemnified party or parties have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties; provided that there shall be no more than one such separate counsel. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or (iii) the indemnifying party has, in its sole discretion, authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

4) NOTICES

Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested or by personal delivery and addressed to the parties as indicated in the beginning of this Agreement.

5) GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The parties hereby submit to the jurisdiction of the courts of the State of New York located in New York, New York and of the federal courts in the Southern District of New York with respect to any action or legal proceeding arising out of this Agreement.

6) SEVERABILITY

If any term or provision of this Agreement shall be found to be illegal or unenforceable by a court of competent jurisdiction, the remaining provisions will nevertheless continue in full force and effect without being impaired or invalidated in any way.

IN WITNESS WHEREOF, the parties hereby have executed this Agreement by proper persons thereunto duly authorized.

SHELRON GROUP, INC.

By: /s/ Eliron Yaron
Name: Eliron Yaron
Title: Chairman of the board

CONSULTANT:

/s/ Joseph Corso
Joseph Corso

NY355105.1
20336510001